UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 1, 2016

Retractable Technologies, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-16465	75-2599762
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

511 Lobo Lane, Little Elm, Texas	75068-5295
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (972) 294-1010

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

Item 8.01              Other Events.

On April 1, 2016, the Company issued a press release, a copy of which is attached to this Form 8-K as Exhibit 99, announcing the results for the year 2015.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits

99                                  Press release announcing results for the year 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: April 4, 2016	RETRACTABLE TECHNOLOGIES, INC.
(Registrant)

	BY:	/s/ Douglas W. Cowan
DOUGLAS W. COWAN
VICE PRESIDENT, CHIEF FINANCIAL OFFICER, AND CHIEF ACCOUNTING OFFICER